SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):November 30, 2000


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



  Tennessee                      001-11421                      61-0502302
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(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)


       100 Mission Ridge
    Goodlettsville, Tennessee                                      37072
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On November 30, 2000, Dollar General Corporation (the "Company") issued a news release with respect to November sales results and December expectations. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DOLLAR GENERAL CORPORATION
                                      (Registrant)



November 30, 2000                     By: /s/ Brian M. Burr
                                         -------------------------------------
                                         Executive Vice President and
                                         Chief Financial Officer

Exhibit Index
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Exhibit No.         Item

    1               News Release Issued by Dollar General Corporation dated
                    November 30, 2000




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